UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2011
CLEAN DIESEL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33710	06-1393453

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 206 VENTURA, CALIFORNIA	93003

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 639-9458
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On May 12, 2011, Clean Diesel Technologies, Inc. announced via press release its results for the three month period ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
The information contained in this Item 9.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
(c) Exhibits.
EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Press release dated May 12, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.
May 13, 2011	By:	/s/ Nikhil A. Mehta
		Name:	Nikhil A. Mehta
		Title:	Chief Financial Officer and Treasurer